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                                                                       EXHIBIT 4


          INCORPORATED UNDER THE LAWS OF THE UNITED STATES OF AMERICA



                            BROOKLYN HEIGHTS BANCORP
                               BROOKLYN, NEW YORK




          $1.00 par value common stock--fully paid and non assessable

This certifies that _____________________ is the owner of ______ shares of the common stock of BROOKLYN HEIGHTS BANCORP (the "Corporation"), a Federal corporation.

The shares evidenced by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, in person or by his duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This Certificate in not valid until countersigned and registered by the Corporation's transfer agent and registrar. THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be affixed hereto.

DATED:               , 1998
       ----------  --


----------------------------                       ----------------------------
         Secretary                   (SEAL)                  President

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                            BROOKLYN HEIGHTS BANCORP

   The Corporation may provide in supplementary sections of its charter for one or more classes of preferred stock, which shalll be separately identified. The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

   The shares represented by this Certificate may not be cumulatively voted on any matter.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM   - as tenants in common          UNIF GIFT MIN ACT   -             Custodian
                                                                   -----------           --------------
                                                                   (Cust)                   (Minor)
   TEN ENT   - as tenants by the entireties
                                                                 Under Uniform Gifts to Minors Act
   JT TEN    - as joint tenants with right
               of survivorship and not as                        --------------------------------------
               tenants in common                                                 (State)

     Additional abbreviations may also be used though not in the above list


For value received, _____________________________ hereby sell, assign and transfer unto





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PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER


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   (please print or typewrite name and address including postal zip code of assignee)

________________________________________________________________________________

___________________________________________________________________  Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated,
       ---------------------------
In the presence of                    Signature:


------------------------------------           ------------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.